UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 24, 2010

______________________________

NEW WORLD BRANDS, INC.

(Exact name of registrant as specified in its charter)

                                                        Delaware                                      033-91432                            02-0401674

                                                     (State or other jurisdiction                     (Commission                        (IRS Employer
                                                          of incorporation)                             File Number)                     Identification No.)

10015 Aeronca Lane

McKinney, Texas 75071

(Address of principal executive offices)

(972) 346-9117

(Registrant’s telephone number, including area code)

340 W. 5th Avenue, Eugene, OR 97401
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02           DEPARTURE OF CERTAIN OFFICERS AND CHANGE IN CHAIR OF THE BOARD

Departure of Officer

                Effective September 22, 2010, R. Steven Bell has been terminated as the President and Chief Executive Officer of the Company.

Change in the Chair of the Board

David Kamrat has resigned as Chairman of the Board of Directors of the Company and Nitin Amersey has been appointed to the position of Chairman of the Board of Directors of the Company effective September 22, 2010.

Both measures were approved by board resolution at a meeting of the Board of Directors of New World Brands on September 22, 2010.

Item 9.01. Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW WORLD BRANDS, INC.

By:   /s/ Nitin Amersey

     Name:  Nitin Amersey

     Title:    Chairman

Date:   September 24, 2010